                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                    --------


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 25, 1998
                                                         ----------------

                            SEPTIMA ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

          Colorado                 33-25126-D              85-0368333
          --------                 ----------              ----------
(State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)          File Number)         Identification No.)


         600 Sandtree Drive, Suite 212, Lake Park, Florida       33403
       ----------------------------------------------------------------
       (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (561) 624-7299
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                             Exhibit Index on Page 2


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

Item 6.  Resignation of Registrant's Directors
         -------------------------------------

        By letters dated January 25, 1998, Ronald J. Costello, Roy H. Davidson, and Darryl J. Dillenback notified the Company that they were resigning as Directors effective January 25, 1998, due to the following: (1) the pending closing of the Company's Lake Park, Florida, office, (2) the scaling back of Company operations due to insufficient operating capital, and (3) the Company's inability to continue to provide Directors & Officers Insurance coverage.

        During the period prior to the resignations of the above-mentioned Directors, there were no disagreements between the Company and any of the Directors submitting their resignations.

Item 7.  Exhibit
         -------

         (c) Exhibit

         Exhibit Number     Exhibit                                      Page
         --------------     -------                                      ----
             17.1           Letter from Ronald J. Costello                4
                            resigning as Director of Septima
                            Enterprises, Inc. effective Sunday,
                            January 25, 1998

             17.2           Letter from Roy H. Davidson                   5
                            resigning as Director of Septima
                            Enterprises, Inc. effective Sunday,
                            January 25, 1998

             17.3           Letter from Darryl J. Dillenback              6
                            resigning as Director of Septima
                            Enterprises, Inc. effective Sunday,
                            January 25, 1998


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SEPTIMA ENTERPRISES, INC.


Date: January 30, 1998              By: /s/ R. Edwin Morgan
                                       ---------------------------------------
                                       R. Edwin Morgan, Director and President


                                       3